UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2005

En Pointe Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 N. Sepulveda Blvd., 19th Floor, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 725-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2005, the Board of Directors and Compensation Committee of En Pointe Technologies, Inc. (the "Company") approved accelerating the vesting of 316,106 unvested stock options outstanding under the Company’s 1996 stock incentive plan effective as of July 20, 2005. The options are held by employees, including executive officers, and directors, and have a range of exercise prices of $1.25 to $3.38 per share and a weighted average exercise price of $2.03 per share. The closing price per share of the Company's common stock on July 19, 2005, the last trading day before effectiveness of the acceleration, was $3.21.

Of the total number of options accelerated, executive officers and directors of the Company hold options to purchase an aggregate of 202,906 shares of common stock (see Exhibit 99.1,which is incorporated herein by reference).

In order to prevent unintended personal benefits, shares of the Company’s common stock received upon exercise of an accelerated option remain subject to the original vesting period with respect to transferability of such shares and, consequently, may not be sold or otherwise transferred prior to the earlier of termination of continuous service with the Company or the expiration of such original vesting period.

The purpose of accelerating vesting is to minimize the Company’s recognition of compensation expense associated with these options upon adoption of SFAS No. 123(R) in the first quarter of fiscal 2006. However, to the extent that any accelerated options are exercised prior to the term of their respective original vesting periods, the Company may incur additional compensation expense under SFAS 123(R). The maximum aggregate pre-tax expense associated with the accelerated options that would have been reflected in the Company's consolidated financial statements in future fiscal years is estimated to be approximately $559,000. The Company estimates that the accelerated vesting of options will create an additional compensation expense in the range of approximately $65,000 to $85,000 in the fourth quarter of fiscal 2005. The Company’s full Board of Directors ratified the acceleration to the extent affected options were held by members of the Compensation Committee.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits:

Exhibit No. --------Description

99.1 ---------------Officers & Directors Stock Options Subject to Acceleration

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

July 21, 2005	By:	/s/ Javed Latif

Name: Javed Latif
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Officers & Directors Stock Options Subject to Acceleration